UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2012

(Exact name of Registrant as specified in its charter)

            Florida                            000-52872                         65-1096613
(State or other jurisdiction         (Commission                          (IRS Employer
of incorporation)                         File No.)                         Identification No.)

1150 S US Highway 1 Suite 302
Jupiter, FL 33477-7236
561-249-1354

(Address and Telephone Number of Principal Executive Offices)

n/a

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

Previous independent registered public accounting firm

On June 29, 2012, Assurance Group, Inc. (the "Company", "AGI") terminated their engagement with Alan R. Swift, CPA, P.A. ("Swift") as the Company's independent registered public accounting firm.   On June 29, 2012 Pybus & Company, P.A.("Pybus") was appointed to serve as the Company's independent registered public accounting firm by the Company's audit committee.  The Company signed an engagement letter with Pybus on June 29, 2012.

On September 22, 2011 Alan R. Swift, CPA, P.A. was appointed to serve as the Company's independent registered public accounting firm by the Company's audit committee.

During the Company's two most recent fiscal years and the subsequent interim period preceding June 29, 2012, there were (i) no disagreements with Swift on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Swift, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company; and (ii) one reportable event as mentioned in paragraph 2 above as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

The Company provided Swift with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission ("SEC") and requested Swift to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of the letter from Swift is attached as Exhibit 16.1.

New independent registered public accounting firm

On June 29, 2012, the audit committee of the Company's Board of Directors authorized the appointment of the firm Pybus & Company, P.A. ("Pybus") to serve as the Registrant's independent registered public accounting firm for the fiscal years ending December 31, 2012, 2011 and 2010.

During the Company's two most recent fiscal years and the subsequent interim periods preceding June 29, 2012, neither the Company nor anyone on its behalf consulted with Pybus regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that Pybus concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Alan R. Swift, CPA, P.A. dated June 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2012

Assurance Group, Inc.

By:	/s/ Richard C. Turner
Treasurer and Chief Financial Officer